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                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, R. CHARLES LOUDERMILK, a Director of AMC, Inc. (the "Company"), do hereby appoint JOHN M. RYAN, President and a Director of the Company, and Henry G. Almquist, Jr., Chief Financial Officer of the Company, or either of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities of the Company's Annual Report for the year ended August 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


                                    /S/ R. Charles Loudermilk
                                        Director
                                        AMC, Inc.



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         KNOW ALL BY THESE PRESENTS THAT I, D. RAYMOND RIDDLE, a Director of
AMC, Inc. (the "Company"), do hereby appoint JOHN M. RYAN, President and a Director of the Company, and Henry G. Almquist, Jr., Chief Financial Officer of the Company, or either of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities of the Company's Annual Report for the year ended August 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


                                    /S/ D. Raymond Riddle
                                        Director
                                        AMC, Inc.


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         KNOW ALL BY THESE PRESENTS THAT I, STANLEY STEINBERG, a Director of
AMC, Inc. (the "Company"), do hereby appoint JOHN M. RYAN, President and a Director of the Company, and Henry G. Almquist, Jr., Chief Financial Officer of the Company, or either of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities of the Company's Annual Report for the year ended August 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


                                    /S/ Stanley Steinberg
                                        Director
                                        AMC, Inc.



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         KNOW ALL BY THESE PRESENTS THAT I, ANDREW YOUNG, a Director of AMC,
Inc. (the "Company"), do hereby appoint JOHN M. RYAN, President and a Director of the Company, and Henry G. Almquist, Jr., Chief Financial Officer of the Company, or either of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities of the Company's Annual Report for the year ended August 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


                                    /S/ Andrew Young
                                        Director
                                        AMC, Inc.



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         KNOW ALL BY THESE PRESENTS THAT I, A. J. ROBINSON, a Director of AMC,
Inc. (the "Company"), do hereby appoint JOHN M. RYAN, President and a Director of the Company, and Henry G. Almquist, Jr., Chief Financial Officer of the Company, or either of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities of the Company's Annual Report for the year ended August 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


                                    /S/ A. J. Robinson
                                        Director
                                        AMC, Inc.